UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 28, 2005


                         21ST CENTURY TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         NEVADA                        000-29209                  48-1110566
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                         2700 W. Sahara Blvd., Suite 440
                               Las Vegas, NV 89102
               (Address of principal executive offices) (Zip Code)

                                 (702) 248-1588
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14.d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On January 24, 2005, the Board of Directors appointed Glenn E. Glasshagel to serve as Chief Financial Officer of the Company.

GLENN E. GLASSHAGEL - Prior to joining the Company, Mr. Glasshagel was a financial consultant for several years for clients involved in retail, technology, manufacturing, insurance and resort businesses. Before that Mr. Glasshagel served as Chief Financial Officer of Roadhouse Grill, Inc. from 1998 to 2000, Casino Software Corporation from 1996 to 1998 and HomeTown Buffet, Inc. from 1992 to 1996. All of these companies were public entities. Prior to 1992 he served in various financial capacities for several privately-held entities. Mr. Glasshagel began his business career with the accounting firm of KPMG. He is a Certified Public Accountant.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 28, 2005                      21ST CENTURY TECHNOLOGIES, INC.



                                               By:  /s/ JOHN R. DUMBLE
                                               ---------------------------------
                                               John R. Dumble
                                               Chief Executive Officer